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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                          Date of Report: April 5, 2002

                             American Jewelry Corp.
                             ----------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

      0-28663                                                    65-0675444
--------------------------                    ----------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)

131 West 35Th Street, New York, NY                                      10001
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code: 212-736-0880
                                                            ------------

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Item 4. Changes in Registrant's Certifying Accountant

         On April 5, 2002, the Registrant terminated the client-auditor relationship between the Registrant and Feldman Sherb & Co., P.C. ("FS"), and the Registrant engaged Allen G. Roth, P.A. ("Roth") as its independent auditors for the fiscal year ended December 31, 2001. The decision to engage Roth was approved by the Board of Directors of the Registrant. FS's reports on the consolidated financial statements of the Registrant for fiscal years 2000 and 1999 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern. During fiscal years 2001, 2000 and 1999, there were no disagreements with FS regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FS, would have caused FS to make reference to the subject matter of the disagreements in connection with its report. The Registrant requested that FS furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated April 5, 2002, has been filed as Exhibit 1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         b.       PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         c.       EXHIBITS.

                  Exhibit 1 - Letter dated April 5, 2002 from Feldman Sherb & Co., P.C. to the Securities and Exchange Commission.

                  Exhibit 2 - Letter dated April 5, 2002, from Feldman Sherb & Co., P.C. to the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN JEWELRY CORP.

                                      By:  /s/ Isaac Nussen
                                           ------------------------------------
                                           Name: Isaac Nussen
                                           Title: President and Chief Executive
                                                  Officer

Dated:  April 30, 2002



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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                DESCRIPTION
-----------                -----------

         1 Letter dated April 5, 2002 from Feldman Sherb & Co., P.C. to the Securities and Exchange Commission.

         2 Letter dated April 5, 2002, from Feldman Sherb & Co., P.C. to the Registrant.




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